UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2007

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Desta Drive, Suite 6500, Midland, Texas		79705-5510
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (432) 682-6324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 6, 2007, the Board of Directors of Clayton Williams Energy, Inc. (the “Company”) amended Article 7 of the Company’s bylaws (the “Bylaws”) to permit the Company to issue uncertificated shares. Previously, the Bylaws required that all shares of capital stock of the Company be represented by certificates. The Bylaws were amended in order for the Company to become eligible to participate in a Direct Registration Program as required by NASDAQ Rule 4350(l).

The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this current report on Form 8-K and Article 7 thereof, as amended, is incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits
3.1	Bylaws of Clayton Williams Energy, Inc., as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clayton Williams Energy, Inc.
Date: March 8, 2007	By:	/s/ L Paul Latham
	Name:	L. Paul Latham
	Title:	Executive Vice President and
Chief Operating Officer
Date: March 8, 2007	By:	/s/ Mel G. Riggs
	Name:	Mel G. Riggs
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of Clayton Williams Energy, Inc., as amended